UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                  __________________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported:  June 4, 2008


                             DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
___________________________________________________________________________
   (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)      File Number)             Identification No.)


    Route 571, P.O. Box 7258, Princeton, NJ                 08543-7528
___________________________________________________________________________
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (609) 799-0071

___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

     On June 4, 2008 Dataram Corporation announced the results of operations for the fourth fiscal quarter and year ended April 30, 2008. A copy of this public announcement is furnished as an exhibit. Further information about the Company is available at http://www.dataram.com.

     The information provided in the attached press release, in this report and in that conference call may include forward-looking statements relating to future events, such as the development of new products, the pricing and availability of raw materials, or the future financial performance of the Company. Actual results may differ from such projections and are subject to certain risks including, without limitation, risks arising from: changes in the price of memory chips, changes in the demand for memory systems, increased competition in the memory systems industry, order cancellations, delays in developing and commercializing new products and other factors described in the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which can be reviewed at http://www.sec.gov.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99   Press Release dated June 4, 2008 announcing first quarter results of operations and a cash dividend.  (Furnished not filed)

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     June 4, 2008                _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer